UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2008

CYGNE DESIGNS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b).

On September 23, 2008, Bernard Manuel resigned from all positions with the Company and its subsidiaries and affiliates, including his position as Chairman of the Board of the Company and as a member of its Board of Directors. Mr. Manuel's resignation was not the result of any disagreement with the Company or its management.

A copy of the press release announcing Mr. Manuel's resignation is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit
Number	Description
99.1	Cygne Designs, Inc. Press Release dated October 8, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.
Date: October 8, 2008
	By:	/s/ Samuel J. Furrow, Jr.
	Name:	Samuel J. Furrow, Jr.
	Title:	President and CEO

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